UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2006

SOUTHERN UNION COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-6407	75-0571592
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5444 Westheimer Road Houston, Texas (Address of principal executive offices)	77056-5306 (Zip Code)

Registrant's telephone number, including area code: (713) 989-2000

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

As previously reported, Southern Union Company (“Southern Union” or the “Company”) completed its acquisition of Sid Richardson Energy Services, Ltd. (“SRES”) and the related Richardson Energy Marketing, Ltd. (“REM”) on March 1, 2006.

In connection with the above-mentioned transaction, certain audited historical financial statements and related notes thereto of SRES (now known as Southern Union Gas Services, Ltd.) and REM (now known as Southern Union Gas Energy, Ltd.) as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005 are attached as Exhibits 99.2 and 99.3, respectively, to this Current Report on Form 8-K/A. Additionally, certain unaudited supplemental historical operating information for Southern Union Gas Services, Ltd. and Southern Union Gas Energy, Ltd. for the quarter ended March 31, 2006 and each of the years in the three-year period ended December 31, 2005 is attached as Exhibit 99.4 to this Current Report on Form 8-K/A.

The unaudited pro forma combined condensed statements of operations attached hereto as Exhibit 99.5 to this Current Report on Form 8-K/A present the consolidated results of operations of Southern Union and its subsidiaries, after giving effect to the acquisition of SRES and REM as further described in Exhibit 99.5.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements.

The following financial statements, which were omitted from Southern Union’s Current Report on Form 8-K with respect to the event dated March 1, 2006 filed with the Securities and Exchange Commission (“Commission”) on March 6, 2006 in reliance upon Item 9.01(a)(4) of Form 8-K, are filed herewith:

(1) Audited historical consolidated financial statements and related notes of Southern Union Gas Services, Ltd. and subsidiaries (formerly Sid Richardson Energy Services, Ltd. and subsidiaries) as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005 (Exhibit 99.2).

(2) Audited historical financial statements and related notes of Southern Union Gas Energy, Ltd. (formerly Richardson Energy Marketing, Ltd.) as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005 (Exhibit 99.3).

(b) Pro Forma Financial Information.

The following pro forma financial information, which was omitted from Southern Union’s Current Report on Form 8-K with respect to the event dated March 1, 2006 filed with the Commission on March 6, 2006 in reliance upon Item 9.01(b)(2) of Form 8-K, is filed herewith:

(1) Unaudited pro forma combined condensed statements of operations of Southern Union and its subsidiaries for the twelve months ended December 31, 2005 and the three months ended March 31, 2006, and related Notes thereto (Exhibit 99.5).

(c) Exhibits.

23.1	Consent of KPMG LLP.

23.2	Consent of KPMG LLP.

99.1	Press Release issued by Southern Union dated March 2, 2006. (Filed as Exhibit 99.1 to Southern Union’s Current Report on Form 8-K filed on March 6, 2006 and incorporated herein by reference.)

99.2
Audited historical consolidated financial statements and related notes of Southern Union Gas Services, Ltd. and subsidiaries (formerly Sid Richardson Energy Services, Ltd. and subsidiaries) as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005.

99.3
Audited historical financial statements and related notes of Southern Union Gas Energy, Ltd. (formerly Richardson Energy Marketing, Ltd.) as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005.

99.4
Unaudited supplemental historical combined operating information for Southern Union Gas Services, Ltd. and Southern Union Gas Energy, Ltd. for the quarter ended March 31, 2006 and each of the years in the three-year period ended December 31, 2005.

99.5
Unaudited pro forma combined condensed statements of operations of Southern Union and its subsidiaries for the twelve months ended December 31, 2005 and the three months ended March 31, 2006, and related Notes thereto.

This Current Report on Form 8-K/A includes forward-looking statements. Although Southern Union believes that its expectations are based on reasonable assumptions, it can give no assurance that such assumptions will materialize. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein are enumerated in Southern Union's Forms 10-K and 10-Q as filed with the Commission. The Company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTHERN UNION COMPANY
(Registrant)
Date: May 17, 2006	By:	/s/ GEORGE E. ALDRICH
George E. Aldrich
Vice President and Controller

EXHIBIT INDEX

    Exhibit No.      Description

23.1	Consent of KPMG LLP.

23.2	Consent of KPMG LLP.

99.1	Press Release issued by Southern Union dated March 2, 2006. (Filed as Exhibit 99.1 to Southern Union’s Current Report on Form 8-K filed on March 6, 2006 and incorporated herein by reference.)

99.2
Audited historical consolidated financial statements and related notes of Southern Union Gas Services, Ltd. and subsidiaries (formerly Sid Richardson Energy Services, Ltd. and subsidiaries) as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005.

99.3
Audited historical financial statements and related notes of Southern Union Gas Energy, Ltd. (formerly Richardson Energy Marketing, Ltd.) as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005.

99.4    Unaudited supplemental historical combined operating information for Southern Union Gas Services, Ltd. and Southern Union Gas Energy, Ltd. for the quarter ended March 31, 2006 and each of the years in the three-year period ended December 31, 2005.

99.5
Unaudited pro forma combined condensed statements of operations of Southern Union and its subsidiaries for the twelve months ended December 31, 2005 and the three months ended March 31, 2006, and related Notes thereto.